UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 30, 2013

Date of Report (Date of Earliest Event Reported)

FIRST CALIFORNIA FINANCIAL GROUP, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	000-52498	38-3737811
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3027 Townsgate Road, Suite 300
Westlake Village, CA 91361
(Address of principal executive offices) (Zip Code)

(805) 322-9655
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

              On January 30, 2013, First California Financial Group, Inc., its wholly owned subsidiary, First California Bank and Premier Service Bank announced today that they have jointly agreed to terminate that certain Agreement and Plan of Merger dated February 27, 2012, as amended, among the parties, effective January 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.*

(d)           Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press release dated January 30, 2013

_____________________
*
The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First California under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

Dated: February 4, 2013	By:	/s/ Romolo Santarosa
	Name:	Romolo Santarosa
	Title:	Senior Executive Vice President and Chief Operating Officer/Chief Financial Officer